SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        ALLIANT ENERGY CORPORATION_
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                   PROXY CARD

[ALLIANT LOGO]                                              Shareowners Services
                                                                   P.O. Box 2568
                                                         Madison, WI  53701-2568

                                                  SHAREOWNER INFORMATION NUMBERS

                                             Local Madison, WI....1-608-252-3110
                                             All Other Areas......1-800-356-5343

Thank you for being an Alliant Energy shareowner.

Please take a moment to vote your shares for the upcoming Annual Meeting of Shareowners. You can access our home page at www.alliant-energy.com to view the Annual Report and Proxy Statement. You can vote in four ways:

OPTION #1:  Vote by Telephone: Call toll free 1-800-660-7580 using a touch tone
---------   phone 24 hours a day, 7 days a week. You will be asked to enter the
            Control Number below.

            If you wish to vote "For All Directors" as recommended by the Board of Directors, simply press 1. Please wait for your confirmation. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts.

            There is no charge for this call.


                             ______________________________

                                 Your Control Number is:
      [TELEPHONE GRAPHIC]                                     [COMPUTER GRAPHIC]

                              For Telephone/Internet Voting
                             _______________________________


            (Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.)

OPTION #2:  Vote by Internet: Access www.proxyvoting.com/alliant and by using
---------   the Control Number above, respond to a few simple prompts.


OPTION #3:  Vote by Fax: Please mark, sign and date this proxy card and fax to
---------   608-252-3321.

OPTION #4:  Vote by Mail: If you do not desire to vote by touch tone phone,
---------   Internet, or fax, please mark, sign, date, and return the proxy card below.

 Your telephone, Internet or fax vote must be received by 5 p.m. CST on May 16, 2000 to be counted in the final tabulation.

 (If you vote by telephone, Internet, or fax, please do not mail this card.)

  Please Fold and Detach Proxy Card at Perforation if Voting by Mail.
--------------------------------------------------------------------------------

                                                               Indicate your vote by an (X) in the appropriat boxes.

[  ] I (WE) WILL ATTEND THE ANNUAL MEETING.                    ELECTION OF DIRECTORS:
                                                               ---------------------
[  ] I (WE) CONSENT TO ACCESS FUTURE NOTICES OF                                       For All    Withhold    For All
     ANNUAL MEETINGS, PROXY STATEMENTS, AND ANNUAL                                               For All     Except(*)
     REPORTS ELECTRONICALLY ON THE INTERNET,                   Nominees for terms
     INSTEAD OF RECEIVING THESE MATERIALS BY MAIL.             ending in 2003:          [  ]        [  ]        [  ]

P                                                                  01 Erroll B. Davis, Jr.
R                                                                  02 Lee Liu
O                                                                  03 Milton E. Neshek
X                                                                  04 Robert W. Schultz
Y                                                                  05 Wayne H. Stoppelmoor

                                                               (*) TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                               NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN
                                                               THE LIST ABOVE AND MARK AN (X) IN THE "For All Except" BOX.
Please date and sign your name(s) exactly as shown
above and mail promptly in the enclosed envelope.

_________________________________________________              Important:  When signing as attorney, executor,
Signature                       DATE                           administrator, trustee, or guardian, please give
                                                               your full title as such.  In the case of JOINT
_________________________________________________              HOLDERS, all should sign.
Signature                       DATE

                      [BACK SIDE OF PROXY CARD]


                  "E" IS FOR EASY....AND ELECTRONIC

To access the Annual Report and Proxy Statement on the Internet, please open our site at www.alliant-energy.com. We encourage you to check out our site to see how easy and convenient it is. Click on the Annual Report button for the Annual Report/Proxy Statement. You may print or just view these materials. Electronic methods cut down on your paperwork. They also reduce our printing and postage costs which achieves greater shareowner value. If you would like electronic access to these reports next year and not receive them by mail, be sure to indicate this when you vote.

Remember, whether or not you are attending the meeting, we encourage you to vote your shares and again thank you for being an Alliant Energy Shareowner.



********************************************************************************


                            WHERE AND WHEN


You are invited to attend the Annual Meeting of Shareowners on Wednesday, May 17, 2000 at 1:00 p.m. at the Dane County Exposition Center, 1881 Expo Way, Madison, Wisconsin. A light refreshment will be served following the meeting.



********************************************************************************

                           ALLIANT ENERGY CORPORATION
                                 P.O. BOX 2568
                             MADISON, WI 53701-2568

                 _____________________________________________

                  ANNUAL MEETING OF SHAREOWNERS - MAY 17, 2000

                 _____________________________________________


The undersigned appoints Erroll B. Davis, Jr. and Edward M. Gleason, or either of them, attorneys and proxies, with the power of substitution to vote all shares of stock of Alliant Energy Corporation (the "Company"), held of record in the name of the undersigned (including any shares held or credited to the undersigned's account under the Company's Sharowner Direct Plan and ISU Employee Stock
Ownership Plan) at the close of business on March 21, 2000, at the Annual Meeting of Shareowners of the Company, to be held at the Dane County Exhibition Center, Madison, Wisconsin, on May 17, 2000 at 1:00 p.m., and at all adjournments thereof, upon all matters that properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareowners dated March 27, 2000 and accompanying Proxy Statement, subject to any directions indicated on the reverse side of this card.


This proxy is solicited on behalf of the Board of Directors of Alliant
                         Energy Corporation.

This proxy when properly executed will be voted in the manner directed herein by the shareowner.

 If no direction is made, the proxies will vote "FOR" the election of all listed nominess.

                       INTRODUCTORY WEB SITE INFORMATION



                                                                [ALLIANT LOGO]

1999 Annual Reports

[HOME] [ANNUAL REPORT] [FINANCIAL STATEMENT] [PROXY STATEMENT]


   View On-line Version (Optimized for the screen)
   -----------------------------------------------

   Annual Report

   Financial Statement                     [CLICK ON GRAPHIC TO VOTE YOUR PROXY]

   Proxy Statement



   Download .PDF Version
   ---------------------

   Annual Report (Doesn't include Financial Statement)

   Financial Statement

   Proxy Statement

            To view the .PDF file, you
            must have the Adobe Acrobat
            Reader.

       o    Adobe Acrobat Reader is
            available free of charge. To
            get a copy of Acrobat Reader,

       o    go to:
            http://www.adobe.com/prodindex/acrobat/readstep.html,
            or click on the Get Acrobat Reader button.

                                        [CLICK ON GRAPHIC TO GET ACROBAT READER]




                       [LNT LOGO]      The common stock of Alliant Energy
                                       Corporation is publicly traded on the New
                                       York Stock Exchange under the symbol LNT.

_______________________________________________________________________________
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